Exhibit 10.4

Execution Version

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED MASTER

REPURCHASE AGREEMENT

THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of February 19, 2020 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex 2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”), PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“Parlex 2 EUR”), PARLEX 2 AU FINCO, LLC, a Delaware limited liability company (“Parlex 2 AU”), PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company (“Parlex 2 CAD”, and together with Parlex 2, Parlex 2A, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU and any other Person when such Person joins as a Seller hereunder from time to time, individually and/or collectively as the context may require, “Seller”), BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Fourth Amended and Restated Master Repurchase Agreement, dated as of February 15, 2019, as amended by that certain First Amendment to Fourth Amended and Restated Master Repurchase Agreement, dated as of June 7, 2019, by and among Seller, Guarantor and Buyer, and as further amended by that certain Second Amendment to Fourth Amended and Restated Master Repurchase Agreement, dated as of July 16, 2019, by and among Seller, Guarantor and Buyer (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Effective Date and Guarantor acknowledges and agrees as to the provision set forth in Section 3 as of the Effective Date:

1. Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:

(a) The definition of “Concentration Limit” is hereby deleted in its entirety and replaced as follows:

““Concentration Limit” shall mean, unless otherwise agreed to in writing by Buyer (including, without limitation, in a Confirmation), the test that shall be satisfied at any applicable date of determination, if the aggregate outstanding Purchase Price with respect to all Purchased Loans which are Participation Interests shall not exceed 33% of the Facility Amount (i) which outstanding Purchase Price for Foreign Purchased Loans shall for purposes of such calculations be converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan, and (ii) excluding for purposes of such calculation each CLO Participation A-1 or Additional CLO Participation issued pursuant to a CLO Participation Agreement for which no Concentration Limit shall be applicable.

(b) The definition of “CLO” is hereby deleted in its entirety and replaced as follows:

““CLO” shall mean any collateral loan obligation bond transaction issued pursuant to a CLO Indenture.

(c) The definition of “CLO Indenture” is hereby deleted in its entirety and replaced as follows:

““CLO Indenture” shall mean (i) with respect to each CLO Participation A-1 known as “SunTrust Center”, “Douglas Entrance” and “Ambassador Waikiki II” (each of which was (A) previously subject to a Transaction hereunder (the Purchase Date for which was December 21, 2017), (B) repurchased by Seller on February 19, 2020 in order for a portion thereof to collateralize the CLO issued by BXMT 2020-FL2, Ltd. and BXMT 2020-FL2, LLC on February 19, 2020, and (C) the remaining portion of which was purchased by Buyer from Seller in a new Transaction hereunder on February 19, 2020), (x) that certain Indenture, dated as of December 21, 2017 by and among BXMT 2017-FL1, Ltd., as Issuer, BXMT 2017-FL1, LLC, as Co-Issuer, 42-16 CLO L SELL, LLC, as Advancing Agent and Wells Fargo Bank, National Association as Trustee and as Note Administrator (in relation to each CLO Participation A-2 related thereto) and (y) that certain Indenture, dated as of February 19, 2020 by and among BXMT 2020-FL2, Ltd., as Issuer, BXMT 2020-FL2, LLC, as Co-Issuer, 42-16 CLO L SELL, LLC, as Advancing Agent and Wilmington Trust, National Association, as Trustee, and Wells Fargo Bank, National Association, as Note Administrator (in relation to each “Participation A-3” issued in the corresponding Whole Loan on February 19, 2020); (ii) with respect to each CLO Participation A-1 and/or Additional CLO Participation the Purchase Date for which is February 19, 2020 (other than those described in the foregoing clause (i)), that certain Indenture, dated as of February 19, 2020 by and among BXMT 2020-FL2, Ltd., as Issuer, BXMT 2020-FL2, LLC, as Co-Issuer, 42-16 CLO L SELL, LLC, as Advancing Agent and Wilmington Trust, National Association, as Trustee, and Wells Fargo Bank, National Association, as Note

Administrator; and (iii) with respect to each other Additional CLO Participation, the indenture entered into for the corresponding Additional CLO Non-Controlling Participations in connection with the corresponding CLO, each as the same may be amended, modified and/or restated from time to time.”

(d) The definition of “CLO Servicing Agreement” is hereby deleted in its entirety and replaced as follows:

““CLO Servicing Agreement” shall have the meaning assigned to the term “Servicing Agreement” in the applicable CLO Participation Agreements, as the same may be amended, modified and/or restated from time to time.”

(e) The definition of “CLO Participation A-1” is hereby deleted in its entirety and replaced as follows:

““CLO Participation A-1” shall have the meaning assigned to the term “Participation A-1” in each applicable CLO Participation Agreement.” For the avoidance of doubt, (x) each “Participation A-1” issued on December 21, 2017 and for which the Purchase Date is December 21, 2017 in respect of the Whole Loans known as “SunTrust Center”, “Douglas Entrance” and “Ambassador Waikiki II”, (y) each “Amended Participation A-1” issued on February 19, 2020 and for which the Purchase Date is February 19, 2020 in respect of the Whole Loans known as “SunTrust Center”, “Douglas Entrance” and “Ambassador Waikiki II” and (z) each “Participation A-1” issued on February 19, 2020 and for which the Purchase Date is February 19, 2020 in respect of the Whole Loans known as “Bank of America Plaza”, “Northbridge Centre”, “Flager”, “Carneros Resort and Spa”, “360 Spear Street” and “LBA Distribution Portfolio II” shall constitute “CLO Participation A-1s” for all purposes of the Transaction Documents.

(c) The definition of “CLO Participation A-2” is hereby deleted in its entirety and replaced as follows:

““CLO Participation A-2” shall have the meaning assigned to the term “Participation A-2” in each applicable CLO Participation Agreement.”

(f) The definition of “CLO Participation Agreements” is hereby deleted in its entirety and replaced as follows:

““CLO Participation Agreements” shall mean, individually or collectively as the context requires and as applicable to each CLO Participation A-1, Additional CLO Participation and/or Additional Non-Controlling CLO Participation, that certain:

(i) Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder and Initial Participation A-3 Holder, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “Bank of America Plaza”,

(ii) Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder and Initial Participation A-3 Holder, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “Northbridge Centre”,

(iii) Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder and Initial Participation A-3 Holder, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “Flagler”,

(iv) Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder and Initial Participation A-3 Holder, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “Carneros Resort and Spa”,

(v) Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder and Initial Participation A-3 Holder, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “360 Spear Street”,

(vi) Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder and Initial Participation A-3 Holder, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “LBA Distribution Portfolio II”,

(vii) Participation Agreement and Future Funding Indemnification Agreement, dated as of December 21, 2017, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder, Wells Fargo Bank, National Association, as Participation Custodial Agent, and Guarantor, as Future Funding Indemnitor, as amended by, inter alia, that certain Second Amendment to Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Participation A-3 Holder, BXMT 2017-FL1, Ltd., as Participation A-2 Holder, Seller, as Participation A-1 Holder, Wells Fargo Bank, National Association, as Participation Custodial Agent, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “SunTrust Center”,

(viii) Participation Agreement and Future Funding Indemnification Agreement, dated as of December 21, 2017, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder, Wells Fargo Bank, National Association, as Participation Custodial Agent, and Guarantor, as Future Funding Indemnitor, as amended by, inter alia, that certain Second Amendment to Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Participation A-3 Holder, BXMT 2017-FL1, Ltd., as Participation A-2 Holder, Seller, as Participation A-1 Holder, Wells Fargo Bank, National Association, as Participation Custodial Agent, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “Douglas Entrance”,

(ix) Participation Agreement and Future Funding Indemnification Agreement, dated as of December 21, 2017, by and among 42-16 CLO L Sell, LLC, as Lender and Initial Participation A-2 Holder, Seller, as Initial Participation A-1 Holder, Wells Fargo Bank, National Association, as Participation Custodial Agent, and Guarantor, as Future Funding Indemnitor, as amended by, inter alia, that certain Fifth Amendment to Participation Agreement and Future Funding Indemnification Agreement, dated as of February 19, 2020, by and among 42-16 CLO L Sell, LLC, as Lender and Participation A-3 Holder, BXMT 2017-FL1, Ltd., as Participation A-2 Holder, Seller, as Participation A-1 Holder, Wells Fargo Bank, National Association, as Participation Custodial Agent, and Guarantor, as Future Funding Indemnitor, with respect to the Purchased Loan known as “Ambassador Waikiki II”, and

(x) the participation agreement entered into in connection with the corresponding CLO with respect to each Additional CLO Participation, as each may be amended, modified and/or restated from time to time.”

(g) The definition of “Servicing Agreement” is hereby deleted in its entirety and replaced as follows:

““Servicing Agreement” shall mean, individually or collectively, as the context may require (a) other than with respect to each CLO Participation A-1 or Additional CLO Participation issued pursuant to a CLO Participation Agreement, (i) that certain Servicing Agreement, dated as of June 12, 2013, among Parlex 2, Buyer and Servicer, as the same may be amended, modified and/or restated from time to time, (ii) that certain Servicing Agreement, dated as of January 31, 2014, among Parlex 2A, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (iii) that certain Servicing Agreement, dated as of the Second Amendment and Restatement Date, among Parlex 2 UK, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (iv) that certain Servicing Agreement, dated as of the Second Amendment and Restatement Date, among Parlex 2 EUR, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (v) that certain Servicing

Agreement, dated as of the Third Amendment and Restatement Date, among Parlex 2 AU, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (vi) that certain Servicing Agreement, dated as of the Fourth Amendment and Restatement Date, among Parlex 2 CAD, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, and (vii) any other servicing agreement entered into by a Seller, Buyer and any Servicer approved by Buyer for the servicing of Purchased Loans, as the same may be amended, modified and/or restated from time to time, and (b) with respect to each CLO Participation A-1 or Additional CLO Participation, as applicable, issued pursuant to a CLO Participation Agreement, (x) for so long as the corresponding CLO Participation A-2 and/or Additional CLO Non-Controlling Participation, as applicable, is an asset of the applicable CLO, the corresponding CLO Servicing Agreement and (y) at any time such corresponding CLO Participation A-2 and/or Additional CLO Non-Controlling Participation, as applicable, is not an asset of such CLO, the servicing agreement entered into in accordance with the applicable CLO Participation Agreement.”

(h) The definition of “Significant Purchased Loan Modification” is hereby modified by amending and restating the proviso at the end of such definition as follows:

“provided, however, that this definition of “Significant Purchased Loan Modification” shall not include any modification or amendment to any Purchased Loan Document (including, without limitation, a reduction in the aggregate outstanding principal balance of the applicable CLO Participation A-1 and/or Additional CLO Participation, and a corresponding increase in the aggregate outstanding principal balance of the corresponding CLO Participation A-2 and/or Additional CLO Non-Controlling Participation via ledger entry) solely in connection with the reallocation of a portion of the principal balance of a CLO Participation A-1 and/or Additional CLO Participation to the corresponding CLO Participation A-2 and/or Additional CLO Non-Controlling Participation pursuant to Section 29(a), (b) and/or (c) or comparable provision of the applicable CLO Participation Agreement in order to implement a replenishment pursuant to Section 12.2 or comparable provision of the corresponding CLO Indenture, so long as such reallocation is implemented in connection with (x) an early repurchase consummated in accordance with Section 3(d) of this Agreement or (y) a pro rata reduction in the outstanding Purchase Price of the relevant Purchased Loan.”

(i) The following defined terms are hereby added to Section 2 of the Repurchase Agreement in their appropriate alphabetical location as follows:

““Additional CLO Participation” shall mean a Purchased Loan which is a certificated controlling participation interest in a Whole Loan and/or certificated participation interest in a Whole Loan responsible for all future funding obligations under such Whole Loan, in each case to the extent that, as of the Purchase Date for such Purchased Loan, a corresponding Additional CLO Non-Controlling Participation is an asset of the corresponding CLO. For the avoidance of doubt, each “Participation A-3” issued on February 19, 2020 in respect of the Whole Loans known as “Bank of America Plaza”, “Northbridge Centre”, “Carneros Resort and Spa”, “360 Spear Street” and “LBA Distribution Portfolio II” shall constitute “Additional CLO Participations” for all purposes of the Transaction Documents.”

““Additional CLO Non-Controlling Participation” shall mean a certificated non-controlling participation in a Whole Loan in which an Additional CLO Participation has been issued pursuant to a CLO Participation Agreement. For the avoidance of doubt, each “Participation A-3” issued on February 19, 2020 in respect of the Whole Loans known as “SunTrust Center”, “Douglas Entrance” and “Ambassador Waikiki II” shall constitute “Additional CLO Non-Controlling Participations” for all purposes of the Transaction Documents.”

(j) Early Repurchase: Section 3(d) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(d) No Transaction shall be terminable on demand by Buyer (other than upon the occurrence and during the continuance of an Event of Default). Seller shall be entitled to terminate a Transaction on demand, in whole or in part (but in the case of a termination in part, solely in connection with the reallocation of a portion of the principal balance of CLO Participation A-1 and/or Additional CLO Participation to the corresponding CLO Participation A-2 and/or Additional CLO Non-Controlling Participation pursuant to Section 29(a), (b) and/or (c) (or equivalent section) of the applicable CLO Participation Agreement in order to implement a replenishment pursuant to Section 12.2 (or equivalent section) of the applicable CLO Indenture), and repurchase the Purchased Loan subject to a Transaction on any Business Day prior to the Repurchase Date (an “Early Repurchase Date”); provided, however, that:

(i)	Seller notifies Buyer in writing of its intent to terminate such Transaction and repurchase such Purchased Loan no later than three (3) Business Days prior to such Early Repurchase Date,

(ii)

on such Early Repurchase Date Seller pays to Buyer an amount equal to the sum of (x) the Repurchase Price for such Transaction, (y) the Exit Fee, if any, then due and payable with respect to such Transaction pursuant to the Fee Agreement (provided, however, that no Exit Fee shall be due and payable in connection with a termination of a Transaction by Seller either (x) in part or (y) in whole in connection with a severing of CLO Participation A-1 and/or Additional CLO Participation into multiple participations representing the funded portion of CLO Participation A-1 and/or Additional CLO Participation following which a severed portion is reallocated to the corresponding CLO Participation A-2 and/or Additional

CLO Non-Controlling Participation and the other severed portion is the subject of a new Transaction under this Agreement) and (z) any other amounts payable under this Agreement (including, without limitation, Section 3(i) of this Agreement) with respect to such Transaction, in connection with the transfer to Seller or its agent of such Purchased Loan; provided, however, that no amounts shall be due and payable pursuant to Section 3(i)(ii) of this Agreement in connection with a termination of a Transaction by Seller in part or in whole in the circumstance described in the parenthetical to clause (ii)(y) above,

(iii)	on such Early Repurchase Date, following the payment of the amounts set forth in subclause (ii) above, no unpaid Margin Deficit exists, and

(iv)	no Default or Event of Default shall have occurred and be continuing as of such Early Repurchase Date.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Loans to be repurchased on such Early Repurchase Date.”

(k) Servicing: Section 29(f) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“With respect to each CLO Participation A-1 and Additional CLO Participation issued pursuant to a CLO Participation Agreement, in the event of any inconsistency between the provisions of this Section 29 and of each applicable CLO Participation Agreement and the applicable CLO Servicing Agreement, the terms of such CLO Participation Agreement and such CLO Servicing Agreement shall control with respect to such CLO Participation A-1 and Additional CLO Participation, as applicable, only.”

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

4. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

6. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

8. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.

BUYER: CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name:	Richard B. Schlenger
Title:	Authorized Signatory

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[Signature Page to Third Amendment to Fourth Amended and Restated Master Repurchase Agreement]

SELLER: PARLEX 2 FINANCE, LLC, a Delaware limited liability company
By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Executive Vice President, Capital
Markets, and Treasurer

PARLEX 2A FINCO, LLC, a Delaware limited liability company
By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Executive Vice President, Capital
Markets, and Treasurer

PARLEX 2 UK FINCO, LLC, a Delaware limited liability company
By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Executive Vice President, Capital
Markets, and Treasurer

PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company
By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Executive Vice President, Capital
Markets, and Treasurer

[Signature Page to Third Amendment to Fourth Amended and Restated Master Repurchase Agreement]

PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Executive Vice President, Capital
Markets, and Treasurer

PARLEX 2 AU FINCO, LLC, a Delaware limited liability company
By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Executive Vice President, Capital
Markets, and Treasurer

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Third Amendment to Fourth Amended and Restated Master Repurchase Agreement]

GUARANTOR: BLACKSTONE MORTGAGE TRUST, INC.,
By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Executive Vice President, Capital
Markets and Treasurer

[Signature Page to Third Amendment to Fourth Amended and Restated Master Repurchase Agreement]